Exhibit 99.1

	Three months ended March 31,		Change (from 2008 to 2009) Favorable/(Unfavorable)
	2009 (1)	2008 (1)	$	%
	($ in Thousands) (Unaudited)

Net (loss) income from continuing operations	(46,602)	699
Interest expense, net	33,499	21,467
(Benefit) provision for income taxes	(32,565)	2,182
Depreciation (2)	13,150	6,723
Depreciation - cost of services (2)	1,463	1,476
Amortization of intangibles (3)	30,265	9,923
Goodwill impairment	18,000	-
Loss on derivative instruments	25,238	382
Equity in earnings and amortization charges of investees (4)	-	2,089
Other non-cash (income) expense	(342)	838
EBITDA excluding non-cash items from continuing operations	42,106	45,779	(3,673)	(8.0%)

EBITDA excluding non-cash items from continuing operations	42,106	45,779
Interest expense, net	(33,499)	(21,467)
Non-cash derivative losses recorded in interest expense	6,987	-
Amortization of debt financing costs	1,167	1,317
Equipment lease receivables, net	766	508
Benefit/provision for income taxes, net of changes in deferred taxes	(525)	(3,954)
Changes in working capital	1,109	(7,727)
Cash provided by operating activities	18,111	14,456
Changes in working capital	(1,109)	7,727
Maintenance capital expenditures	(1,542)	(4,887)
Free cash flow from continuing operations	15,460	17,296	(1,836)	(10.6%)

(1) Reclassified to conform to current period presentation.

(2) Depreciation - cost of services includes depreciation expense for District Energy which is reported in cost of services in our consolidated statements of operations. Depreciation and Depreciation - cost of services do not include step-up depreciation expense of $1.7 million for each quarter in connection with our investment in IMTT, which is reported in equity in earnings (losses) and amortization charges of investees in our consolidated statements of operations.

(3) Amortization of intangibles does not include step-up amortization expense of $283,000 for each quarter related to intangible assets in connection with our investment in IMTT, which is reported in equity in earnings (losses) and amortization charges of investees in our consolidated statements of operations.

(4) Equity in earnings and amortization charges of investees in the above table includes our 50% share of IMTT's earnings offset by distributions we received only up to our share of the earnings recorded.

	Six months ended June 30,		Change (from 2008 to 2009) Favorable/(Unfavorable)		Quarter ended June 30,		Change (from 2008 to 2009) Favorable/(Unfavorable)
	2009 (1)	2008 (1)	$	%	2009 (1)	2008 (1)	$	%
	($ in Thousands) (Unaudited)

Net (loss) income from continuing operations	(73,614)	10,883			(27,012)	10,184
Interest expense, net	35,569	43,097			2,070	21,630
(Benefit) provision for income taxes	(37,387)	2,939			(4,822)	757
Depreciation (2)	22,420	13,038			9,270	6,315
Depreciation - cost of services (2)	2,965	2,952			1,502	1,476
Amortization of intangibles (3)	42,797	20,100			12,532	10,177
Goodwill impairment	71,200	-			53,200	-
Loss on derivative instruments	25,238	1,045			-	663
Equity in earnings and amortization charges of investees (4)	(8,477)	-			(8,477)	(2,089)
Base management and performance fees settled/to be settled in LLC interests	851	-			851	-
Other non-cash expense	78	1,332			420	494
EBITDA excluding non-cash items from continuing operations	81,640	95,386	(13,746)	(14.4%)	39,534	49,607	(10,073)	(20.3%)

EBITDA excluding non-cash items from continuing operations	81,640	95,386			39,534	49,607
Interest expense, net	(35,569)	(43,097)			(2,070)	(21,630)
Non-cash derivative gains recorded in interest expense	(13,065)	-			(20,052)	-
Amortization of debt financing costs	2,514	2,465			1,347	1,148
Equipment lease receivables, net	1,176	1,113			410	605
Benefit/provision for income taxes, net of changes in deferred taxes	(744)	(1,278)			(219)	2,676
Changes in working capital	3,810	(5,961)			2,701	1,766
Cash provided by operating activities	39,762	48,628			21,651	34,172
Changes in working capital	(3,810)	5,961			(2,701)	(1,766)
Maintenance capital expenditures	(3,235)	(8,196)			(1,693)	(3,309)
Free cash flow from continuing operations	32,717	46,393	(13,676)	(29.5%)	17,257	29,097	(11,840)	(40.7%)

(1) Reclassified to conform to current period presentation.

(2) Depreciation - cost of services includes depreciation expense for District Energy which is reported in cost of services in our consolidated statements of operations. Depreciation and Depreciation - cost of services do not include step-up depreciation expense of $1.7 million for each quarter in connection with our investment in IMTT, which is reported in equity in earnings (losses) and amortization charges of investees in our consolidated statements of operations.

(3) Amortization of intangibles does not include step-up amortization expense of $283,000 for each quarter related to intangible assets in connection with our investment in IMTT, which is reported in equity in earnings (losses) and amortization charges of investees in our consolidated statements of operations.

(4) Equity in earnings and amortization charges of investees in the above table includes our 50% share of IMTT's earnings offset by distributions we received only up to our share of the earnings recorded.

	Nine months ended September 30,		Change (from 2008 to 2009) Favorable/(Unfavorable)		Quarter ended September 30,		Change (from 2008 to 2009) Favorable/(Unfavorable)
	2009 (1)	2008 (1)	$	%	2009 (1)	2008 (1)	$	%
	($ in Thousands) (Unaudited)

Net (loss) income from continuing operations	(90,504)	13,250			(16,890)	2,367
Interest expense, net	74,869	65,200			39,300	22,103
(Benefit) provision for income taxes	(36,403)	6,093			984	3,154
Depreciation (2)	29,597	20,139			7,177	7,101
Depreciation - cost of services (2)	4,506	4,354			1,541	1,402
Amortization of intangibles (3)	51,923	30,263			9,126	10,163
Goodwill impairment	71,200	-			-	-
Loss on derivative instruments	25,238	1,897			-	852
Equity in earnings and amortization charges of investees (4)	(9,655)	-			(1,178)	-
Base management and performance fees settled/to be settled in LLC interests	2,490	-			1,639	-
Other non-cash expense	1,069	1,810			991	478
EBITDA excluding non-cash items from continuing operations	124,330	143,006	(18,676)	(13.1%)	42,690	47,620	(4,930)	(10.4%)

EBITDA excluding non-cash items from continuing operations	124,330	143,006			42,690	47,620
Interest expense, net	(74,869)	(65,200)			(39,300)	(22,103)
Non-cash derivative losses recorded in interest expense	4,797	-			17,862	-
Amortization of debt financing costs	3,824	3,613			1,310	1,148
Equipment lease receivables, net	2,009	1,621			833	508
Benefit/provision for income taxes, net of changes in deferred taxes	(870)	(1,350)			(126)	(72)
Changes in working capital	4,923	(5,466)			1,113	495
Cash provided by operating activities	64,144	76,224			24,382	27,596
Changes in working capital	(4,923)	5,466			(1,113)	(495)
Maintenance capital expenditures	(5,984)	(11,996)			(2,749)	(3,800)
Free cash flow from continuing operations	53,237	69,694	(16,457)	(23.6%)	20,520	23,301	(2,781)	(11.9%)

(1) Reclassified to conform to current period presentation.

(2) Depreciation - cost of services includes depreciation expense for District Energy which is reported in cost of services in our consolidated statements of operations. Depreciation and Depreciation - cost of services do not include step-up depreciation expense of $1.7 million for each quarter in connection with our investment in IMTT, which is reported in equity in earnings (losses) and amortization charges of investees in our consolidated statements of operations.

(3) Amortization of intangibles does not include step-up amortization expense of $283,000 for each quarter related to intangible assets in connection with our investment in IMTT, which is reported in equity in earnings (losses) and amortization charges of investees in our consolidated statements of operations.

(4) Equity in earnings and amortization charges of investees in the above table includes our 50% share of IMTT's earnings offset by distributions we received only up to our share of the earnings recorded.

	Year ended December 31,		Change (from 2008 to 2009) Favorable/(Unfavorable)		Quarter ended December 31,		Change (from 2008 to 2009) Favorable/(Unfavorable)
	2009	2008	$	%	2009	2008	$	%
	($ in Thousands) (Unaudited)

Net loss from continuing operations	(109,170)	(70,181)			(18,666)	(83,431)
Interest expense, net (1)	95,337	87,562			20,468	22,362
(Benefit) provision for income taxes	(15,818)	(14,061)			20,585	(20,154)
Depreciation (2)	36,813	40,140			7,216	20,001
Depreciation - cost of services (2)	6,086	5,813			1,580	1,459
Amortization of intangibles (3)	60,892	61,874			8,969	31,611
Goodwill impairment	71,200	52,000			-	52,000
Loss on derivative instruments (1)	25,238	2,843			-	946
Equity in earnings and amortization charges of investees (4)	(15,561)	-			(5,906)	-
Base management and performance fees settled/to be settled in LLC interests	4,384	-			1,894	-
Other non-cash expense	2,784	4,883			1,715	3,073
EBITDA excluding non-cash items from continuing operations	162,185	170,873	(8,688)	(5.1%)	37,855	27,867	9,988	35.8%

EBITDA excluding non-cash items from continuing operations	162,185	170,873			37,855	27,867
Interest expense, net (1)	(95,337)	(87,562)			(20,468)	(22,362)
Non-cash derivative losses (gains) recorded in interest expense (1)	4,302	-			(495)	-
Amortization of debt financing costs	5,121	4,762			1,297	1,149
Equipment lease receivables, net	2,610	2,372			601	751
Benefit/provision for income taxes, net of changes in deferred taxes	(2,105)	(1,976)			(1,235)	(626)
Changes in working capital	6,200	7,110			1,277	12,576
Cash provided by operating activities	82,976	95,579			18,832	19,355
Changes in working capital	(6,200)	(7,110)			(1,277)	(12,576)
Maintenance capital expenditures	(9,453)	(14,846)			(3,469)	(2,850)
Free cash flow from continuing operations	67,323	73,623	(6,300)	(8.6%)	14,086	3,929	10,157	NM

NM- Not meaningful.

(1) Reclassified to conform to current period presentation.

(2) Depreciation - cost of services includes depreciation expense for District Energy which is reported in cost of services in our consolidated statements of operations. Depreciation and Depreciation - cost of services do not include step-up depreciation expense of $6.9 million for each year and $1.7 million for each quarter in connection with our investment in IMTT, which is reported in equity in earnings (losses) and amortization charges of investees in our consolidated statements of operations.

(3) Amortization of intangibles does not include step-up amortization expense of $1.1 million for each year and $283,000 for each quarter related to intangible assets in connection with our investment in IMTT, which is reported in equity in earnings (losses) and amortization charges of investees in our consolidated statements of operations.

(4) Equity in earnings and amortization charges of investees in the above table includes our 50% share of IMTT's earnings offset by distributions we received only up to our share of the earnings recorded.

	/-----------------For the Three Months Ended March 31, 2009 (1)------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(3,220)	3,115	(1,646)	(50,300)	6,632	(45,420)	13,263
Interest expense, net	1,423	2,617	2,955	26,504	3,531	37,030	7,061
Provision (benefit) for income taxes	459	2,005	(1,075)	(33,954)	4,470	(28,096)	8,939
Depreciation	-	1,476	1,463	11,674	6,215	20,828	12,429
Amortization of intangibles	-	214	337	29,714	198	30,463	395
Goodwill impairment	-	-	-	18,000	-	18,000	-
Loss (gain) on derivative instruments	202	327	1,378	23,331	(1,653)	23,585	(3,306)
Other non-cash (income) expense	(960)	451	104	63	(413)	(755)	(826)
EBITDA excluding non-cash items	(2,096)	10,205	3,516	25,032	18,978	55,635	37,955

EBITDA excluding non-cash items	(2,096)	10,205	3,516	25,032	18,978	55,635	37,955
Interest expense, net	(1,423)	(2,617)	(2,955)	(26,504)	(3,531)	(37,030)	(7,061)
Non-cash derivative losses recorded in interest expense	-	323	391	6,273	-	6,987	-
Amortization of deferred finance charges	204	120	170	673	59	1,226	118
Equipment lease receivables, net	-	-	766	-	-	766	-
Provision / benefit for income taxes, net of changes in deferred taxes	(5)	(284)	-	(236)	(379)	(904)	(757)
Changes in working capital	(3,810)	(1,513)	(47)	6,479	(801)	308	(1,602)
Cash (used in) provided by operating activities	(7,130)	6,234	1,841	11,717	14,327	26,989	28,653
Changes in working capital	3,810	1,513	47	(6,479)	801	(308)	1,602
Maintenance capital expenditures	-	(598)	(50)	(894)	(4,170)	(5,712)	(8,339)
					-
Free cash flow	(3,320)	7,149	1,838	4,344	10,958	20,969	21,916

___________________________
(1) Reclassified to conform to current period presentation.

	/-----------------For the Three Months Ended March 31, 2008 (1)------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(3,995)	1,854	(1,013)	5,942	(906)	1,882	(1,812)
Interest expense, net	774	2,311	2,544	15,838	2,360	23,827	4,719
(Benefit) provision for income taxes	(2,667)	1,192	(354)	4,011	(478)	1,704	(956)
Depreciation	-	1,454	1,476	5,269	4,950	13,149	9,899
Amortization of intangibles	-	214	341	9,368	218	10,141	435
Loss on derivative instruments	132	21	30	199	8,860	9,242	17,720
Other non-cash expense (income)	279	192	172	195	(85)	754	(169)
EBITDA excluding non-cash items	(5,477)	7,238	3,196	40,822	14,918	60,697	29,836

EBITDA excluding non-cash items	(5,477)	7,238	3,196	40,822	14,918	60,697	29,836
Interest expense, net	(774)	(2,311)	(2,544)	(15,838)	(2,360)	(23,827)	(4,719)
Amortization of deferred finance charges	377	120	169	651	59	1,376	118
Equipment lease receivables, net	-	-	508	-	-	508	-
Benefit/provision for income taxes, net of changes in deferred taxes	(94)	-	-	(3,860)	(643)	(4,597)	(1,286)
Changes in working capital	(3,074)	(4,236)	1,512	(1,929)	429	(7,299)	857
Cash (used in) provided by operating activities	(9,042)	811	2,841	19,846	12,403	26,859	24,806
Changes in working capital	3,074	4,236	(1,512)	1,929	(429)	7,299	(857)
Maintenance capital expenditures	-	(1,154)	(169)	(3,564)	(6,035)	(10,922)	(12,070)

Free cash flow	(5,968)	3,893	1,160	18,211	5,940	23,236	11,879

___________________________
(1) Reclassified to conform to current period presentation.

	/-----------------For the Six Months Ended June 30, 2009 (1)------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(17,416)	7,633	1,868	(81,176)	17,843	(71,248)	35,686
Interest expense, net	2,534	1,368	227	31,440	(5,305)	30,264	(10,610)
Provision (benefit) for income taxes	11,277	4,913	1,221	(54,798)	11,949	(25,438)	23,898
Depreciation	-	2,996	2,965	19,424	12,568	37,953	25,135
Amortization of intangibles	-	426	678	41,693	572	43,369	1,143
Goodwill impairment	-	-	-	71,200	-	71,200	-
Loss (gain) on derivative instruments	202	327	1,378	23,331	(1,653)	23,585	(3,306)
Base management and performance fee paid in LLC interests	851	-	-	-	-	851	-
Other non-cash (income) expense	(846)	1,015	276	(367)	(335)	(257)	(669)
EBITDA excluding non-cash items	(3,398)	18,678	8,613	50,747	35,639	110,279	71,277

EBITDA excluding non-cash items	(3,398)	18,678	8,613	50,747	35,639	110,279	71,277
Interest expense, net	(2,534)	(1,368)	(227)	(31,440)	5,305	(30,264)	10,610
Non-cash derivative losses (gains) recorded in interest expense	119	(3,129)	(4,808)	(5,247)	(12,611)	(25,676)	(25,222)
Amortization of deferred finance charges	409	239	340	1,526	118	2,632	235
Equipment lease receivables, net	-	-	1,176	-	-	1,176	-
Provision / benefit for income taxes, net of changes in deferred taxes	1,636	(2,118)	-	(262)	(774)	(1,518)	(1,547)
Changes in working capital	(5,718)	(471)	(253)	10,252	5,742	9,552	11,483
Cash (used in) provided by operating activities	(9,486)	11,831	4,841	25,576	33,418	66,180	66,836
Changes in working capital	5,718	471	253	(10,252)	(5,742)	(9,552)	(11,483)
Maintenance capital expenditures	-	(1,081)	(359)	(1,795)	(8,341)	(11,576)	(16,681)
					-
Free cash flow	(3,768)	11,221	4,735	13,529	19,336	45,053	38,672

___________________________
(1) Reclassified to conform to current period presentation.

	/-----------------For the Six Months Ended June 30, 2008 (1)------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(8,288)	3,582	(305)	9,342	8,918	13,249	17,836
Interest expense, net	1,993	4,671	5,152	31,281	4,946	48,043	9,892
(Benefit) provision for income taxes	(5,565)	2,305	(107)	6,306	5,731	8,670	11,462
Depreciation	-	2,904	2,952	10,134	9,955	25,945	19,909
Amortization of intangibles	-	428	682	18,990	374	20,474	748
Loss (gain) on derivative instruments	358	150	(18)	555	(145)	900	(290)
Other non-cash expense (income)	344	424	361	203	(146)	1,186	(292)
EBITDA excluding non-cash items	(11,158)	14,464	8,717	76,811	29,633	118,467	59,265

EBITDA excluding non-cash items	(11,158)	14,464	8,717	76,811	29,633	118,467	59,265
Interest expense, net	(1,993)	(4,671)	(5,152)	(31,281)	(4,946)	(48,043)	(9,892)
Amortization of deferred finance charges	581	239	341	1,304	118	2,583	236
Equipment lease receivables, net	-	-	1,113	-	-	1,113	-
Benefit/provision for income taxes, net of changes in deferred taxes	4,822	-	-	(6,100)	(1,164)	(2,442)	(2,327)
Changes in working capital	(7,987)	(2,021)	913	3,134	(2,829)	(8,790)	(5,658)
Cash (used in) provided by operating activities	(15,735)	8,011	5,932	43,868	20,812	62,888	41,624
Changes in working capital	7,987	2,021	(913)	(3,134)	2,829	8,790	5,658
Maintenance capital expenditures	-	(2,696)	(299)	(5,201)	(11,082)	(19,278)	(22,165)

Free cash flow	(7,748)	7,336	4,720	35,533	12,559	52,400	25,117

___________________________
(1) Reclassified to conform to current period presentation.

	/-----------------For the Quarter Ended June 30, 2009 (1)------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(14,196)	4,518	3,514	(30,876)	11,212	(25,829)	22,423
Interest expense, net	1,111	(1,249)	(2,728)	4,936	(8,836)	(6,766)	(17,671)
Provision (benefit) for income taxes	10,818	2,908	2,296	(20,844)	7,480	2,658	14,959
Depreciation	-	1,520	1,502	7,750	6,353	17,125	12,706
Amortization of intangibles	-	212	341	11,979	374	12,906	748
Goodwill impairment	-	-	-	53,200	-	53,200	-
Loss (gain) on derivative instruments	-	-	-	-	-	-	-
Base management and performance fee paid in LLC interests	851	-	-	-	-	851	-
Other non-cash (income) expense	114	564	172	(430)	79	499	157
EBITDA excluding non-cash items	(1,302)	8,473	5,097	25,715	16,661	54,644	33,322

EBITDA excluding non-cash items	(1,302)	8,473	5,097	25,715	16,661	54,644	33,322
Interest expense, net	(1,111)	1,249	2,728	(4,936)	8,836	6,766	17,671
Non-cash derivative losses (gains) recorded in interest expense	119	(3,452)	(5,199)	(11,520)	(12,611)	(32,663)	(25,222)
Amortization of deferred finance charges	205	119	170	853	59	1,406	117
Equipment lease receivables, net	-	-	410	-	-	410	-
Provision / benefit for income taxes, net of changes in deferred taxes	1,641	(1,834)	-	(26)	(395)	(614)	(790)
Changes in working capital	(1,908)	1,042	(206)	3,773	6,543	9,244	13,085
Cash (used in) provided by operating activities	(2,356)	5,597	3,000	13,859	19,092	39,192	38,183
Changes in working capital	1,908	(1,042)	206	(3,773)	(6,543)	(9,244)	(13,085)
Maintenance capital expenditures	-	(483)	(309)	(901)	(4,171)	(5,864)	(8,342)
					-
Free cash flow	(448)	4,072	2,897	9,185	8,378	24,084	16,756

___________________________
(1) Reclassified to conform to current period presentation.

	/-----------------For the Quarter Ended June 30, 2008 (1)------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(4,293)	1,728	708	3,400	9,824	11,367	19,648
Interest expense, net	1,219	2,360	2,608	15,443	2,587	24,217	5,173
(Benefit) provision for income taxes	(2,898)	1,113	247	2,295	6,209	6,966	12,418
Depreciation	-	1,450	1,476	4,865	5,005	12,796	10,010
Amortization of intangibles	-	214	341	9,622	157	10,334	313
Loss (gain) on derivative instruments	226	129	(48)	356	(9,005)	(8,342)	(18,010)
Other non-cash expense (income)	65	232	189	8	(62)	433	(123)
EBITDA excluding non-cash items	(5,681)	7,226	5,521	35,989	14,715	57,770	29,429

EBITDA excluding non-cash items	(5,681)	7,226	5,521	35,989	14,715	57,770	29,429
Interest expense, net	(1,219)	(2,360)	(2,608)	(15,443)	(2,587)	(24,217)	(5,173)
Amortization of deferred finance charges	204	119	172	653	59	1,207	118
Equipment lease receivables, net	-	-	605	-	-	605	-
Benefit/provision for income taxes, net of changes in deferred taxes	4,916	-	-	(2,240)	(521)	2,156	(1,041)
Changes in working capital	(4,913)	2,215	(599)	5,063	(3,258)	(1,492)	(6,515)
Cash (used in) provided by operating activities	(6,693)	7,200	3,091	24,022	8,409	36,029	16,818
Changes in working capital	4,913	(2,215)	599	(5,063)	3,258	1,492	6,515
Maintenance capital expenditures	-	(1,542)	(130)	(1,637)	(5,048)	(8,357)	(10,095)
					-
Free cash flow	(1,780)	3,443	3,560	17,322	6,619	29,164	13,238

___________________________
(1) Reclassified to conform to current period presentation.

	/-----------------For the Nine Months Ended September 30, 2009 (1)------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(28,496)	8,327	1,104	(88,094)	20,204	(86,956)	40,407
Interest expense, net	3,423	6,774	6,850	57,822	2,421	77,290	4,842
Provision (benefit) for income taxes	16,984	5,359	721	(59,467)	13,518	(22,886)	27,035
Depreciation	-	4,504	4,506	25,093	19,131	53,234	38,262
Amortization of intangibles	-	631	1,023	50,269	737	52,660	1,473
Goodwill impairment	-	-	-	71,200	-	71,200	-
Loss (gain) on derivative instruments	202	327	1,378	23,331	(1,653)	23,585	(3,306)
Base management and performance fee paid in LLC interests	2,490	-	-	-	-	2,490	-
Other non-cash (income) expense	(587)	1,525	455	(324)	(146)	924	(291)
EBITDA excluding non-cash items	(5,984)	27,447	16,037	79,830	54,211	171,541	108,422

EBITDA excluding non-cash items	(5,984)	27,447	16,037	79,830	54,211	171,541	108,422
Interest expense, net	(3,423)	(6,774)	(6,850)	(57,822)	(2,421)	(77,290)	(4,842)
Non-cash derivative losses (gains) recorded in interest expense	201	65	(739)	5,270	(8,574)	(3,777)	(17,148)
Amortization of deferred finance charges	614	358	511	2,341	177	4,001	353
Equipment lease receivables, net	-	-	2,009	-	-	2,009	-
Provision / benefit for income taxes, net of changes in deferred taxes	2,080	(2,697)	-	(253)	(1,284)	(2,154)	(2,567)
Changes in working capital	(6,409)	(1,922)	(1,405)	14,659	4,227	9,150	8,453
Cash (used in) provided by operating activities	(12,921)	16,477	9,563	44,025	46,336	103,480	92,671
Changes in working capital	6,409	1,922	1,405	(14,659)	(4,227)	(9,150)	(8,453)
Maintenance capital expenditures	-	(1,757)	(664)	(3,563)	(13,432)	(19,416)	(26,864)
					-
Free cash flow	(6,512)	16,642	10,304	25,803	28,677	74,914	57,354

___________________________
(1) Reclassified to conform to current period presentation.

	/-----------------For the Nine Months Ended September 30, 2008 (1)------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(13,820)	5,395	1,477	9,595	14,151	16,798	28,302
Interest expense, net	3,382	7,025	7,761	47,032	8,401	73,601	16,801
(Benefit) provision for income taxes	(4,370)	3,471	516	6,476	9,437	15,530	18,874
Depreciation	-	4,367	4,354	15,772	15,378	39,871	30,756
Amortization of intangibles	-	642	1,027	28,594	602	30,865	1,204
Loss (gain) on derivative instruments	569	223	(28)	1,133	2,251	4,148	4,502
Other non-cash expense	469	672	593	76	87	1,897	173
EBITDA excluding non-cash items	(13,770)	21,795	15,700	108,678	50,306	182,709	100,612

EBITDA excluding non-cash items	(13,770)	21,795	15,700	108,678	50,306	182,709	100,612
Interest expense, net	(3,382)	(7,025)	(7,761)	(47,032)	(8,401)	(73,601)	(16,801)
Amortization of deferred finance charges	783	359	512	1,959	178	3,791	355
Equipment lease receivables, net	-	-	1,621	-	-	1,621	-
Benefit/provision for income taxes, net of changes in deferred taxes	5,174	-	-	(6,524)	(2,259)	(3,609)	(4,518)
Changes in working capital	(9,333)	133	1,701	2,033	(1,586)	(7,052)	(3,171)
Cash (used in) provided by operating activities	(20,528)	15,262	11,773	59,114	38,239	103,860	76,477
Changes in working capital	9,333	(133)	(1,701)	(2,033)	1,586	7,052	3,171
Maintenance capital expenditures	-	(4,624)	(615)	(6,757)	(17,005)	(29,001)	(34,011)

Free cash flow	(11,195)	10,505	9,457	50,324	22,819	81,910	45,637

___________________________
(1) Reclassified to conform to current period presentation.

	/-----------------For the Quarter Ended September 30, 2009 (1)------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(11,080)	694	(764)	(6,918)	2,361	(15,708)	4,721
Interest expense, net	889	5,406	6,623	26,382	7,726	47,026	15,452
Provision (benefit) for income taxes	5,707	446	(500)	(4,669)	1,569	2,553	3,137
Depreciation	-	1,508	1,541	5,669	6,564	15,282	13,127
Amortization of intangibles	-	205	345	8,576	165	9,291	330
Goodwill impairment	-	-	-	-	-	-	-
Loss (gain) on derivative instruments	-	-	-	-	-	-	-
Base management and performance fee paid in LLC interests	1,639	-	-	-	-	1,639	-
Other non-cash (income) expense	259	510	179	43	189	1,180	378
EBITDA excluding non-cash items	(2,586)	8,769	7,424	29,083	18,573	61,263	37,145

EBITDA excluding non-cash items	(2,586)	8,769	7,424	29,083	18,573	61,263	37,145
Interest expense, net	(889)	(5,406)	(6,623)	(26,382)	(7,726)	(47,026)	(15,452)
Non-cash derivative losses (gains) recorded in interest expense	82	3,194	4,069	10,517	4,037	21,899	8,074
Amortization of deferred finance charges	205	119	171	815	59	1,369	118
Equipment lease receivables, net	-	-	833	-	-	833	-
Provision / benefit for income taxes, net of changes in deferred taxes	444	(579)	-	9	(510)	(636)	(1,020)
Changes in working capital	(691)	(1,451)	(1,152)	4,407	(1,515)	(402)	(3,030)
Cash (used in) provided by operating activities	(3,435)	4,646	4,722	18,449	12,918	37,300	25,835
Changes in working capital	691	1,451	1,152	(4,407)	1,515	402	3,030
Maintenance capital expenditures	-	(676)	(305)	(1,768)	(5,092)	(7,841)	(10,183)
					-
Free cash flow	(2,744)	5,421	5,569	12,274	9,341	29,861	18,682

___________________________
(1) Reclassified to conform to current period presentation.

	/-----------------For the Quarter Ended September 30, 2008 (1)------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(5,532)	1,813	1,782	253	5,233	3,549	10,466
Interest expense, net	1,389	2,354	2,609	15,751	3,455	25,558	6,909
(Benefit) provision for income taxes	1,195	1,166	623	170	3,706	6,860	7,412
Depreciation	-	1,463	1,402	5,638	5,424	13,927	10,847
Amortization of intangibles	-	214	345	9,604	228	10,391	456
Loss (gain) on derivative instruments	211	73	(10)	578	2,396	3,248	4,792
Other non-cash expense	125	248	232	(127)	233	711	465
EBITDA excluding non-cash items	(2,612)	7,331	6,983	31,867	20,674	64,243	41,347

EBITDA excluding non-cash items	(2,612)	7,331	6,983	31,867	20,674	64,243	41,347
Interest expense, net	(1,389)	(2,354)	(2,609)	(15,751)	(3,455)	(25,558)	(6,909)
Amortization of deferred finance charges	202	120	171	655	60	1,208	119
Equipment lease receivables, net	-	-	508	-	-	508	-
Benefit/provision for income taxes, net of changes in deferred taxes	352	-	-	(424)	(1,096)	(1,168)	(2,191)
Changes in working capital	(1,346)	2,154	788	(1,101)	1,244	1,739	2,487
Cash (used in) provided by operating activities	(4,793)	7,251	5,841	15,246	17,427	40,972	34,853
Changes in working capital	1,346	(2,154)	(788)	1,101	(1,244)	(1,739)	(2,487)
Maintenance capital expenditures	-	(1,928)	(316)	(1,556)	(5,923)	(9,723)	(11,846)
					-
Free cash flow	(3,447)	3,169	4,737	14,791	10,260	29,510	20,520

___________________________
(1) Reclassified to conform to current period presentation.

	/-----------------For the Year Ended December 31, 2009------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(54,372)	11,836	1,182	(90,377)	27,292	(104,439)	54,584
Interest expense, net (1)	4,163	9,250	8,995	72,929	1,065	96,402	2,130
Provision (benefit) for income taxes	36,799	7,619	773	(61,009)	19,421	3,603	38,842
Depreciation	-	5,991	6,086	30,822	27,043	69,942	54,086
Amortization of intangibles	-	838	1,368	58,686	956	61,848	1,912
Goodwill impairment	-	-	-	71,200	-	71,200	-
Loss (gain) on derivative instruments (1)	202	327	1,378	23,331	(1,653)	23,585	(3,306)
Base management and performance fee paid in LLC interests	4,384	-	-	-	-	4,384	-
Other non-cash (income) expense	(899)	1,771	1,009	903	(295)	2,489	(590)
EBITDA excluding non-cash items	(9,723)	37,632	20,791	106,485	73,829	229,014	147,658

EBITDA excluding non-cash items	(9,723)	37,632	20,791	106,485	73,829	229,014	147,658
Interest expense, net (1)	(4,163)	(9,250)	(8,995)	(72,929)	(1,065)	(96,402)	(2,130)
Non-cash derivative losses (gains) recorded in interest expense (1)	205	309	(1,158)	4,946	(13,690)	(9,388)	(27,380)
Amortization of deferred finance charges	818	478	681	3,144	272	5,393	543
Equipment lease receivables, net	-	-	2,610	-	-	2,610	-
Provision / benefit for income taxes, net of changes in deferred taxes	3,021	(4,936)	-	(190)	(797)	(2,902)	(1,593)
Changes in working capital	(5,120)	1,327	519	9,474	8,142	14,342	16,284
Cash (used in) provided by operating activities	(14,962)	25,560	14,448	50,930	66,691	142,667	133,382
Changes in working capital	5,120	(1,327)	(519)	(9,474)	(8,142)	(14,342)	(16,284)
Maintenance capital expenditures	-	(3,939)	(1,001)	(4,513)	(19,988)	(29,441)	(39,977)
					-
Free cash flow	(9,842)	20,294	12,928	36,943	38,561	98,884	77,121

___________________________
(1) Reclassified to conform to current period presentation.

	/-----------------For the Year Ended December 31, 2008------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(34,131)	6,283	691	(44,348)	6,055	(65,451)	12,109
Interest expense, net	4,864	9,390	10,341	62,967	11,770	99,332	23,540
Provision (benefit) for income taxes	11,589	4,044	242	(29,936)	4,726	(9,335)	9,452
Depreciation	-	5,883	5,813	34,257	21,508	67,461	43,015
Amortization of intangibles	-	856	1,372	59,646	800	62,674	1,600
Goodwill impairment	-	-	-	52,000	-	52,000	-
Loss (gain) on derivative instruments	777	221	(26)	1,871	23,139	25,982	46,277
Other non-cash expense	425	1,180	2,654	624	301	5,184	601
EBITDA excluding non-cash items	(16,476)	27,857	21,087	137,081	68,297	237,846	136,594

EBITDA excluding non-cash items	(16,476)	27,857	21,087	137,081	68,297	237,846	136,594
Interest expense, net	(4,864)	(9,390)	(10,341)	(62,967)	(11,770)	(99,332)	(23,540)
Amortization of deferred finance charges	989	478	682	2,613	237	4,999	473
Equipment lease receivables, net	-	-	2,372	-	-	2,372	-
Provision / benefit for income taxes, net of changes in deferred taxes	5,974	-	-	(7,950)	(2,027)	(4,003)	(4,053)
Changes in working capital	(9,340)	8,133	3,966	4,351	(7,694)	(584)	(15,387)
Cash (used in) provided by operating activities	(23,717)	27,078	17,766	73,128	47,044	141,299	94,087
Changes in working capital	9,340	(8,133)	(3,966)	(4,351)	7,694	584	15,387
Maintenance capital expenditures	-	(6,202)	(989)	(7,655)	(21,345)	(36,191)	(42,690)

Free cash flow	(14,377)	12,743	12,811	61,122	33,392	105,691	66,784

___________________________
(1) Reclassified to conform to current period presentation.

	/-----------------For the Quarter Ended December 31, 2009------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(25,876)	3,509	78	(2,283)	7,089	(17,484)	14,177
Interest expense, net (1)	740	2,476	2,145	15,107	(1,356)	19,112	(2,712)
Provision (benefit) for income taxes	19,815	2,260	52	(1,542)	5,904	26,489	11,807
Depreciation	-	1,487	1,580	5,729	7,912	16,708	15,824
Amortization of intangibles	-	207	345	8,417	220	9,189	439
Goodwill impairment	-	-	-	-	-	-	-
Loss (gain) on derivative instruments (1)	-	-	-	-	-	-	-
Base management and performance fee paid in LLC interests	1,894	-	-	-	-	1,894	-
Other non-cash (income) expense	(312)	246	554	1,227	(150)	1,566	(299)
EBITDA excluding non-cash items	(3,739)	10,185	4,754	26,655	19,618	57,473	39,236

EBITDA excluding non-cash items	(3,739)	10,185	4,754	26,655	19,618	57,473	39,236
Interest expense, net (1)	(740)	(2,476)	(2,145)	(15,107)	1,356	(19,112)	2,712
Non-cash derivative losses (gains) recorded in interest expense (1)	4	244	(419)	(324)	(5,116)	(5,611)	(10,232)
Amortization of deferred finance charges	204	120	170	803	95	1,392	190
Equipment lease receivables, net	-	-	601	-	-	601	-
Provision / benefit for income taxes, net of changes in deferred taxes	941	(2,239)	-	63	487	(748)	974
Changes in working capital	1,289	3,249	1,924	(5,185)	3,916	5,193	7,831
Cash (used in) provided by operating activities	(2,041)	9,083	4,885	6,905	20,356	39,188	40,711
Changes in working capital	(1,289)	(3,249)	(1,924)	5,185	(3,916)	(5,193)	(7,831)
Maintenance capital expenditures	-	(2,182)	(337)	(950)	(6,556)	(10,025)	(13,112)
					-
Free cash flow	(3,330)	3,652	2,624	11,140	9,884	23,970	19,768

___________________________
(1) Reclassified to conform to current period presentation.

	/-----------------For the Quarter Ended December 31, 2008------------------/
($ in Thousands) (Unaudited)	MIC	The Gas Company	District Energy	Atlantic Aviation	IMTT 50%	Proportionately Combined	IMTT 100%

Net (loss) income	(20,311)	888	(786)	(53,943)	(8,097)	(82,249)	(16,193)
Interest expense, net	1,482	2,365	2,580	15,935	3,370	25,732	6,739
Provision (benefit) for income taxes	15,959	573	(274)	(36,412)	(4,711)	(24,865)	(9,422)
Depreciation	-	1,516	1,459	18,485	6,130	27,590	12,259
Amortization of intangibles	-	214	345	31,052	198	31,809	396
Goodwill impairment	-	-	-	52,000	-	52,000	-
Loss (gain) on derivative instruments	208	(2)	2	738	20,888	21,834	41,775
Other non-cash expense	(44)	508	2,061	548	214	3,287	428
EBITDA excluding non-cash items	(2,706)	6,062	5,387	28,403	17,991	55,137	35,982

EBITDA excluding non-cash items	(2,706)	6,062	5,387	28,403	17,991	55,137	35,982
Interest expense, net	(1,482)	(2,365)	(2,580)	(15,935)	(3,370)	(25,732)	(6,739)
Amortization of deferred finance charges	206	119	170	654	59	1,208	118
Equipment lease receivables, net	-	-	751	-	-	751	-
Provision / benefit for income taxes, net of changes in deferred taxes	800	-	-	(1,426)	233	(394)	465
Changes in working capital	(7)	8,000	2,265	2,318	(6,108)	6,468	(12,216)
Cash (used in) provided by operating activities	(3,189)	11,816	5,993	14,014	8,805	37,439	17,610
Changes in working capital	7	(8,000)	(2,265)	(2,318)	6,108	(6,468)	12,216
Maintenance capital expenditures	-	(1,578)	(374)	(898)	(4,340)	(7,190)	(8,679)

Free cash flow	(3,182)	2,238	3,354	10,798	10,573	23,781	21,147

___________________________
(1) Reclassified to conform to current period presentation.